EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned chief financial officer and principal accounting officer of Powerdyne International, Inc. (the "Company"), hereby certify to my knowledge that:

(1)	The Report on Form 10-Q for the quarter ended September 30, 2016 of the Company (the “Report”) fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2016	/s/ Linda H. Madison
Chief Financial Officer Principal Accounting Officer